                                                         Exhibit 10(B)

                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                           FOURTH AMENDED AND RESTATED
                          DISTRIBUTION AND SERVICE PLAN

                                       FOR

                                ING EQUITY TRUST

                                               MAXIMUM            MAXIMUM             MAXIMUM             MAXIMUM
                                               CLASS A            CLASS B             CLASS C             CLASS Q
                                              COMBINED           COMBINED            COMBINED            COMBINED
                                            DISTRIBUTION       DISTRIBUTION        DISTRIBUTION        DISTRIBUTION
                                             AND SERVICE        AND SERVICE         AND SERVICE         AND SERVICE
           NAME OF FUND*                        FEES               FEES                FEES                FEES
           -------------                        ----               ----                ----                ----
ING Disciplined LargeCap Fund                   0.30%              1.00%               1.00%               0.25%
ING Growth Opportunities Fund                   0.30%              1.00%               1.00%               0.25%
ING MidCap Opportunities Fund                   0.30%              1.00%               1.00%               0.25%
ING MidCap Value Fund                           0.25%              1.00%               1.00%               0.25%
ING Principal Protection Fund                   0.25%              1.00%               1.00%               0.25%
ING Principal Protection Fund II                0.25%              1.00%               1.00%               0.25%
ING Principal Protection Fund III               0.25%              1.00%               1.00%               0.25%
ING Principal Protection Fund IV                0.25%              1.00%               1.00%               0.25%
ING Principal Protection Fund V                 0.25%              1.00%               1.00%               0.25%
ING Principal Protection Fund VI                0.25%              1.00%               1.00%               0.25%
ING Principal Protection Fund VII               0.25%              1.00%               1.00%               0.25%
ING Principal Protection Fund VIII              0.25%              1.00%               1.00%               0.25%
ING Principal Protection Fund IX                0.25%              1.00%               1.00%               0.25%
ING Real Estate Fund                            0.25%              1.00%               1.00%               0.25%
ING SmallCap Opportunities Fund                 0.30%              1.00%               1.00%               0.25%
ING SmallCap Value Fund                         0.25%              1.00%               1.00%               0.25%

* This Amended Schedule A to the Fourth Amended and Restated Distribution and Service Plan will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

                               AMENDED SCHEDULE B

                               WITH RESPECT TO THE

                           FOURTH AMENDED AND RESTATED
                          DISTRIBUTION AND SERVICE PLAN

                                       FOR

                                ING EQUITY TRUST

NAME OF FUND*

ING Disciplined LargeCap Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING MidCap Value Fund
ING Principal Protection Fund
ING Principal Protection Fund II
ING Principal Protection Fund III
ING Principal Protection Fund IV
ING Principal Protection Fund V
ING Principal Protection Fund VI
ING Principal Protection Fund VII
ING Principal Protection Fund VIII
ING Principal Protection Fund IX
ING Real Estate Fund
ING SmallCap Opportunities Fund
ING SmallCap Value Fund

* This Amended Schedule B to the Fourth Amended and Restated Distribution and Service Plan will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.